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Exhibit 99.2

Real Estate Finance, Investments, Services

CAPMARK FINANCIAL GROUP INC.
("CAPMARK")

Financial Supplement
FIRST QUARTER 2008

Table of Contents

2	Notice and Forward-Looking Statement Disclosure
3	Property Type Diversification
4	Geographic Diversification
6	Loan Vintage
7	Weighted Average Loan To Value
8	Non-Performing Assets
9	Loan Originations
10	Adjusted Debt to Adjusted Equity Ratio (Non-GAAP)
11	Debt Ratings—Long Term and Short Term
12	Capmark's Servicer Ratings
13	Capmark's Global Servicing Portfolio
14	Capmark Investments' Assets Under Management

Notice

        All financial information included herein is unaudited.

        The information should be read in conjunction with Capmark's press release announcing First Quarter 2008 Operating Results issued May 12, 2008. The information in this Financial Supplement speaks as of the respective dates set forth herein and Capmark will not update this report after such dates.

Forward-Looking Statement Disclosure

        Certain statements in this report may constitute forward-looking statements. These statements are based on management's current expectations and beliefs but are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, adverse changes in debt and capital markets conditions, which may adversely impact Capmark's access to capital on acceptable terms or the value or salability of our real estate related investments; interest rate and credit spread fluctuations; adverse changes in commercial real estate markets; changes in general economic and business conditions, which will, among other things, affect the amount Capmark may earn on products and services and the availability and credit worthiness of its customers; changes in applicable laws and regulations; risks posed by competition; currency risks and other risks associated with international markets.

        Such forward-looking statements are made only as of the date of this release. Capmark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Capmark's expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

####

Property Type Diversification—Capmark's Global Loan Portfolio(1)

Dollars in Millions	Property Type Diversification
	December 31, 2005						December 31, 2006
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Multifamily	$1,173.6	25.5%	$2,167.0	27.3%	$3,340.6	26.7%	$709.6	20.0%	$1,843.0	22.6%	$2,552.6	21.8%
Retail	727.4	15.8	1,029.0	13.0	1,756.4	14.0	526.3	14.8	1,297.0	15.9	1,823.3	15.6
Office	704.7	15.3	1,900.9	24.0	2,605.6	20.8	662.1	18.6	2,298.2	28.2	2,960.3	25.3
Hospitality	1,126.3	24.5	788.0	9.9	1,914.3	15.3	741.1	20.9	646.2	7.9	1,387.3	11.8
Healthcare	455.7	9.9	984.2	12.4	1,439.9	11.5	568.6	16.0	546.3	6.7	1,114.9	9.5
Mixed-Use(3),(4)	407.1	9.0	1,063.4	13.4	1,470.5	11.7	342.9	9.7	1,525.9	18.7	1,868.8	16.0
Other
Industrial
Land
Condominium	See note 4						See note 4
Golf Course
All Other

Total	$4,594.8	100%	$7,932.5	100%	$12,527.3	100%	$3,550.6	100%	$8,156.6	100%	$11,707.2	100%

Dollars in Millions	Property Type Diversification
	December 31, 2007						March 31, 2008
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Multifamily	$1,326.5	20.6%	$1,501.8	18.2%	$2,828.3	19.2%	$1,642.8	23.2%	$1,426.5	17.7%	$3,069.3	20.3%
Retail	639.1	9.9	2,169.5	26.3	2,808.6	19.1	699.5	9.9	2,148.3	26.7	2,847.8	18.8
Office	1,436.0	22.3	1,616.1	19.6	3,052.1	20.8	1,542.9	21.8	1,441.4	17.9	2,984.3	19.7
Hospitality	1,254.5	19.5	303.6	3.7	1,558.1	10.6	1,282.9	18.1	293.5	3.6	1,576.4	10.4
Healthcare	1,130.3	17.5	481.4	5.8	1,611.7	11.0	1,188.3	16.8	449.3	5.6	1,637.6	10.8
Mixed-Use(3)	101.8	1.6	1,319.5	16.0	1,421.3	9.7	175.5	2.5	1,248.2	15.5	1,423.7	9.4
Other
Industrial	87.6	1.4	123.3	1.5	210.9	1.4	74.8	1.1	175.8	2.2	250.6	1.7
Land	139.5	2.2	273.8	3.3	413.3	2.8	132.2	1.9	371.8	4.6	504.0	3.3
Condominium	35.1	0.5	198.8	2.4	233.9	1.6	28.9	0.4	161.3	2.0	190.2	1.3
Golf Course	274.2	4.3	11.0	0.1	285.2	1.9	282.6	4.0	11.0	0.1	293.6	1.9
All Other	24.1	0.2	256.7	3.1	280.8	1.9	28.7	0.3	323.4	4.1	352.1	2.4

Total	$6,448.7	100%	$8,255.5	100%	$14,704.2	100%	$7,079.1	100%	$8,050.5	100%	$15,129.6	100%

(1)
Capmark's loan portfolio consists of all loans (both held for investment and held for sale) reflected on Capmark's consolidated balance sheet, before allowance for loan losses.

(2)
Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)
"Mixed-use" consists of loans secured by properties with more than one commercial real estate property type and loans secured by pools of mixed property types.

(4)
As of December 31, 2005 and 2006, "Mixed Use" includes the property types included in the "Other" heading.

Geographic Diversification—Capmark's Global Loan Portfolio(1)

Dollars in Millions	Geographic Diversification
	December 31, 2005
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non-Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Southern California	$479.0	10.4%	$964.0	12.2%	$1,443.0	11.5%
Metropolitan New York	352.2	7.7	364.7	4.6	716.9	5.7
Washington DC	270.3	5.9	287.2	3.6	557.5	4.5
Philadelphia	181.8	4.0	245.5	3.1	427.3	3.4
Northern California	94.2	2.0	271.0	3.4	365.2	2.9
Orlando	240.1	5.2	98.7	1.2	338.8	2.7
Dallas	86.1	1.9	175.3	2.2	261.4	2.1
Other—North America	2,891.1	62.9	2,938.8	37.0	5,829.9	46.5
Europe	—	—	1,773.3	22.4	1,773.3	14.2
Asia	—	—	814.0	10.3	814.0	6.5

Total	$4,594.8	100%	$7,932.5	100%	$12,527.3	100%

Dollars in Millions	Geographic Diversification
	December 31, 2006
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non-Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Southern California	$488.2	13.8%	$687.7	8.4%	$1,175.9	10.0%
Metropolitan New York	147.6	4.2	273.4	3.4	421.0	3.6
Washington DC	111.8	3.1	235.7	2.9	347.5	3.0
Boston	189.4	5.3	102.0	1.3	291.4	2.5
Phoenix	91.9	2.6	194.5	2.4	286.4	2.4
London	—	0.0	276.1	3.4	276.1	2.4
Dallas	92.1	2.6	166.5	2.0	258.6	2.2
Other—North America	2,429.6	68.4	2,761.6	33.8	5,191.2	44.3
Europe—Other	—	—	2,547.3	31.2	2,547.3	21.8
Asia	—	—	911.8	11.2	911.8	7.8

Total	$3,550.6	100%	$8,156.6	100%	$11,707.2	100%

Geographic Diversification—Capmark's Global Loan Portfolio(1)

Dollars in Millions	Geographic Diversification
	December 31, 2007
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non-Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Southern California	$618.4	9.6%	$547.8	6.6%	$1,166.2	7.9%
Metropolitan NY	415.9	6.4	255.1	3.1	671.0	4.6
Phoenix	266.1	4.1	307.7	3.7	573.8	3.9
Washington DC	264.0	4.1	279.3	3.4	543.3	3.7
Dallas	308.6	4.8	158.6	1.9	467.2	3.2
Atlanta	256.1	4.0	155.4	1.9	411.5	2.8
Philadelphia	318.5	4.9	67.0	0.8	385.5	2.6
Other—North America	4,001.1	62.1	2,638.1	32.0	6,639.2	45.2
Europe	—	—	3,036.4	36.8	3,036.4	20.6
Asia	—	—	810.1	9.8	810.1	5.5

Total	$6,448.7	100%	$8,255.5	100%	$14,704.2	100%

Dollars in Millions	Geographic Diversification
	March 31, 2008
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non-Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%
Southern California	$614.7	8.7%	$601.3	7.5%	$1,216.0	8.0%
Metropolitan NY	455.5	6.4	242.8	3.0	698.3	4.6
Washington DC	354.4	5.0	296.0	3.7	650.4	4.3
Phoenix	284.2	4.0	317.6	3.9	601.8	4.0
Dallas	358.0	5.1	152.4	1.9	510.4	3.4
Atlanta	306.0	4.3	163.0	2.0	469.0	3.1
Philadelphia	336.5	4.8	63.5	0.8	400.0	2.6
Other—North America(3)	4,369.8	61.7	2,398.9	29.9	6,768.7	44.7
Europe	—	—	2,943.3	36.6	2,943.3	19.5
Asia	—	—	871.7	10.7	871.7	5.8

Total	$7,079.1	100%	$8,050.5	100%	$15,129.6	100%

(1)
Capmark's loan portfolio consists of all loans (both held for investment and held for sale) reflected on Capmark's consolidated balance sheet, before allowance for loan losses.

(2)
Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.

(3)
No one location represents more than 3.6% of the total portfolio.

Loan Vintage—Capmark's Global Loan Portfolio(1)

Dollars in Millions	Loan Diversification by Origination Vintage
Vintage Year	2007 Year End Loan Portfolio	%	2008 Q1 Qtr End Loan Portfolio	%
2008	$—	—%	$992.8	6.6%
2007	9,131.0	62.2	8,819.5	58.3
2006	3,697.2	25.1	3,545.9	23.4
2005	1,133.0	7.7	1,063.7	7.0
2004	202.2	1.4	182.9	1.2
2003	39.7	0.3	39.0	0.3
2002	5.5	0.0	5.0	0.0
2001	59.1	0.4	65.3	0.4
2000 & Prior	78.1	0.5	54.7	0.4
Non-Performing Loans Acquired(2)	358.4	2.4	360.8	2.4

Totals	$14,704.2	100%	$15,129.6	100%

(1)
Capmark's loan portfolio consists of all loans (both held for investment and held for sale) reflected on Capmark's consolidated balance sheet, before allowance for loan losses.

(2)
Acquired non-performing loans do not have a specified vintage year.

Weighted Average Loan To Value—Capmark's Global Loan Portfolio

Loan To Value (LTV) statistics(1)	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008
WA Loan to Value (%)—Capmark Non Bank Loan Portfolio	70.9%	72.2%	74.5%	76.0%	73.9%	72.3%
WA Loan to Value (%)—Capmark Bank Loan Portfolio	65.5%	65.1%	68.2%	66.3%	66.2%	65.2%
WA Loan to Value (%)—All Loans	69.2%	70.2%	71.9%	71.7%	70.4%	68.9%

(1)
Collateral values used for determination of weighted average LTV are derived from appraisals at the time of the origination of a loan or any subsequent appraisal ordered and received by Capmark. For property-repositioning and construction financings, the LTV percentages are typically based on the total commitment amount inclusive of future funding and a projected, appraised future stabilized value.

Non-Performing Assets—Capmark's Global Loan Portfolio

	Non-Performing Asset Statistics
Dollars in Millions	December 31,			Q1
Non-Performing Assets(1)
	2005	2006	2007	2008
Number of Loans	20	21	22	22
Gross unpaid principal balance	$179.6	$214.5	$259.3	$288.8
Basis adjustments before allowance for loan losses(2)	(44.9)	(52.6)	(50.9)	(74.1)
Specifically assigned allowance for loan losses	(20.9)	(55.5)	(6.9)	(13.4)

Carrying value	$113.8	$106.4	$201.5	$201.3

Ratio of non-performing assets to total loans and foreclosed real estate(3)	0.9%	0.9%	1.4%	1.3%
Carrying value as a percentage of total assets	0.6%	0.5%	0.9%	0.9%

        Capmark's historic loss severity on resolved non-performing loans from 2003 through March 31, 2008 was 25.1%(4). This compares to the industry average losses over a similar time period of 31.1%.(5)

(1)
Non-Performing Assets include all originated loans on non-accrual status and foreclosed real estate collateral. Non-Performing Assets do not include any non-performing loans acquired for investment purposes.

(2)
Basis adjustments include valuation charges, impacts from pushdown accounting, and other discounts to carrying value.

(3)
This ratio represents our "Non-Performing Assets" divided by our total loans (performing and non-performing) and real estate acquired through foreclosure on originated loans as of that period. All non-performing assets are assigned and allocated a specific allowance for loan losses. Non-performing assets are reported net of their actual specific reserves.

(4)
Loss statistics are based on senior mortgage loans as well as subordinate and mezzanine loans excluding a joint venture that invested in non-performing and under-performing loans in Germany.

(5)
Source of data is RealPoint as of December 2007 and is reflective of delinquencies experienced in CMBS risk exposures.

Loan Origination—Capmark's Global Loan Portfolio

        The following table presents information concerning the volume of global loans originated by Capmark by type of lending during the periods indicated.

Dollars in Millions	Loan Origination Statistics
	Year Ended December 31,
	2005		2006		2007
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%
Capmark Bank (US Only)	$5,914.0	19.8%	$4,962.7	16.6%	$8,928.2	30.6%
Capmark Non-Bank(1)	10,449.0	35.1	11,904.8	39.9	7,551.3	25.8
GSE and Agency Lending	3,347.3	11.2	3,316.5	11.1	5,535.2	18.9
Third-Party	10,094.3	33.9	9,681.2	32.4	7,208.2	24.7

Total	$29,804.6	100%	$29,865.2	100%	$29,222.9	100%

	Quarter Ended March 31,
	2007		2008
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%
Capmark Bank (US Only)	$2,761.8	31.3%	$616.6	23.0%
Capmark Non-Bank(1)	2,257.4	25.6	166.8	6.2
GSE and Agency Lending	1,907.0	21.6	1,251.6	46.7
Third-Party	1,894.1	21.5	646.2	24.1

Total	$8,820.3	100%	$2,681.2	100%

(1)
Capmark Non-Bank includes all Capmark loan originations other than originations by Capmark Bank, our Utah industrial bank subsidiary.

Adjusted Debt To Adjusted Equity Ratio (Non-GAAP)

Consolidated Financial Statements

Dollars in Millions	December 31,
Adjusted Non-GAAP Debt to Equity Ratio Components				March 31, 2008	Pro Forma March 31, 2008
	2005	2006	2007
Total indebtedness (GAAP)	$15,788	$15,276	$17,693	$18,555	$17,124	(1)
Less:
Junior subordinated debentures	—	250	250	250	250
Collateralized borrowings in securitization trusts	1,232	1,477	261	262	262
Consolidated LIHTC partnership debt	196	324	336	302	302

Adjusted debt (Non-GAAP)	$14,360	$13,225	$16,846	$17,741	$16,310

Total stockholders' equity (GAAP)	$1,997	$2,229	$2,507	$2,280	$2,280
Plus:
Trust preferred securities	—	250	250	250	250
Mezzanine equity	—	102	102	101	101

Adjusted equity (Non-GAAP)	$1,997	$2,581	$2,859	$2,631	$2,631

Debt to equity ratio (GAAP)	7.9x	6.9x	7.1x	8.1x	7.5x
Adjusted debt to equity ratio (Non-GAAP)	7.2x	5.1x	5.9x	6.7x	6.2x

(1)
Pro-forma March 31, 2008 amounts and ratios reflect the sale of interests in Capmark's European loan portfolio in April 2008 and the application of a majority of the sale proceeds to the repayment of indebtedness.

        Our ratio of adjusted debt to adjusted equity is a non-GAAP financial measure that our management uses to evaluate the degree of financial leverage present in our capital structure. Our measure may not be comparable to measurements used by other companies, including other finance companies, and should not be considered as a substitute for, or an alternative to, a ratio of total indebtedness to total stockholders' equity calculated on a GAAP basis. Our GAAP debt to equity ratio is the ratio of our total indebtedness to total stockholders' equity.

        In calculating adjusted debt for purposes of this non-GAAP ratio, we adjust GAAP total indebtedness to reflect the exclusion of the junior subordinated debentures underlying the trust preferred securities issued by Capmark Trust and the portion of our indebtedness relating to securitization transactions and indebtedness related to certain Low Income Housing Tax Credit (LIHTC) partnership interests, which is required to be consolidated under GAAP but is not considered to be indebtedness under our senior credit facility.

        In calculating adjusted equity for purposes of this non-GAAP ratio, we adjust GAAP total stockholders' equity to reflect the inclusion of the trust preferred securities issued by Capmark Trust and the mezzanine equity we issued to our employees and directors, which are commonly considered by investors and rating agencies to be components of equity.

Capmark's Debt Ratings—Long Term And Short Term

        The following table presents the credit ratings and ratings outlook assigned to our unsecured indebtedness by Moody's, S&P and Fitch as of the date of this report. Credit ratings are opinions of a rated entity's ability to meet its ongoing obligations. Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the assigning rating agency. Each agency's rating should be evaluated independently of any other agency's rating.

Ratings as of May 12, 2008

Long Term Senior Unsecured Debt Ratings

	Rating	Outlook
Standard & Poor's	BBB-	Stable
Moody's	Baa3	Stable
Fitch Ratings	BBB	Stable

Short Term Senior Unsecured Debt Ratings

	Rating	Outlook
Standard & Poor's	A3	Stable
Moody's	—	—
Fitch Ratings	F3	Stable

Capmark's Servicer Ratings

U.S. primary servicing		UK / Ireland primary/master servicing
(1)Standard & Poor's	Strong	(1)Standard & Poor's	Strong
(2)Fitch Ratings	CPS1-	(2)Fitch Ratings	CPS1-
(3)DBRS	Superior	(3)DBRS	Superior
U.S. master servicing		UK / Ireland special servicing
(1)Standard & Poor's	Strong	(1)Standard & Poor's	Strong
(2)Fitch Ratings	CMS1-	(2)Fitch Ratings	CSS2
(3)DBRS	Superior	(3)DBRS	Not Rated
U.S. special servicing
(1)Standard & Poor's	Strong
(2)Fitch Ratings	CSS1
(3)DBRS	Not Rated

(1)
"Strong" is the highest of five ratings given to servicing companies by S&P.

(2)
Companies with a level "1" rating, the highest category of rating given a servicer of a commercial real estate transaction by Fitch, are expected to have all areas of their company operating at "top efficiency and productivity" and must have "proven abilities and performance of the highest standards."

(3)
"Superior" is the highest of four ratings given servicing companies by DBRS.

Capmark's Global Servicing Portfolio

Dollars in Millions	December 31,
	2005		2006		2007
Global Servicing Portfolio	# of Loans	UPB	# of Loans	UPB	# of Loans	UPB
Master / Primary / Special	15,515	$62,318	13,881	$57,888	12,797	$75,779
Master / Primary	38,376	168,342	38,716	215,400	37,381	261,175
Special	6,103	45,310	5,529	37,620	4,994	34,776

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730

Originated	8,987	$68,338	9,551	$80,290	9,514	$91,927
Acquired	29,307	166,702	28,540	187,536	27,100	234,163
Contracted	21,700	40,930	20,035	43,082	18,558	45,640

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730

Dollars in Millions	March 31,
	2007		2008
Global Servicing Portfolio	# of Loans	UPB	# of Loans	UPB
Master / Primary / Special	13,258	$54,111	12,517	$79,537
Master / Primary	40,000	242,525	37,019	265,300
Special	5,432	37,589	4,805	35,343

Total	58,690	$334,225	54,341	$380,180

Originated	9,735	$86,025	9,567	$93,191
Acquired	28,136	204,179	25,773	239,758
Contracted	20,819	44,021	19,001	47,231

Total	58,690	$334,225	54,341	$380,180

Capmark Investments' Assets Under Management

	December 31,
Dollars in Millions(1)				March 31, 2008
	2005	2006	2007
Proprietary Investments:
Real estate equity	$398.8	$232.1	$191.8	$176.6
CMBS: below investment grade	192.0	224.7	76.5	70.6
CMBS: investment grade	22.4	19.3	8.8	4.9
ABS	—	34.4	2.6	1.8
Whole loans	122.0	48.2	47.5	52.5
Mezzanine debt	—	—	64.4	68.4
Commercial discount loans	—	—	5.5	4.7
CDOs	124.6	65.9	66.9	60.9
Funds invested in real estate equity	191.3	286.1	422.2	443.1
Funds invested in real estate debt instruments	39.9	78.9	100.1	98.2

Subtotal Proprietary Investments	1,091.0	989.6	986.3	981.7
Third Party Investments	8,624.1	8,799.3	9,328.2	9,210.2

Total Assets Under Management	$9,715.1	$9,788.9	$10,314.5	$10,191.9

Number of Clients	41	33	35	35

Total market value of proprietary investments with RMBS exposure			$95.0	$85.7

(1)
Amounts are subject to change based on the receipt of financial information for the underlying investments subsequent to the completion of the financial report for the applicable period.

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  Exhibit 99.2